SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(D) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): June 15, 2004

POOLED AUTO SECURITIES SHELF LLC

(Exact Name of Registrant as Specified in its charter)

Delaware	333-114784	52-2233151

(State or Other Jurisdiction of Incorporation	(Commission File Number)	(I.R.S. Employer Identification No.

One Wachovia Center, TW-9 Charlotte, North Carolina		28288

(Address of Principal Executive Offices)		(Zip Code)

Registrant’s telephone number, including area code: (704) 715-6030

Item 5. Other Events.

     On June 15, 2004 Pooled Auto Securities Shelf LLC (the “Company”) is filing a Form T-1 to designate U.S. Bank National Association to act as an eligible trustee under a trust indenture to be qualified pursuant to Sections 305 or 307 of the Trust Indenture Act of 1939. Form T-1 is annexed hereto as Exhibit 25.1.

Item 7. Financial Statements and Exhibits.

Information and Exhibits.

(c)	Exhibit No.	Description

	25.1	Form T-1 Statement of Eligibility under the Trust Indenture Act of 1939, as amended (certain exhibits to Form T-1 are incorporated by reference to the Form T-1 Statement filed with Registration No. 333-67188).

SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

POOLED AUTO SECURITIES SHELF LLC
	By:	/s/ Curtis A. Sidden, Jr. Curtis A. Sidden, Jr. Vice President

Dated: June 15, 2004

Exhibit Index

Exhibit	Description
25.1	Form T-1 Statement of Eligibility under the Trust Indenture Act of 1939, as amended (certain exhibits to Form T-1 are incorporated by reference to the Form T-1 Statement filed with Registration No. 333-67188).